UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2011 annual meeting of stockholders (the “2011 Annual Meeting”) on May 17, 2011. At the 2011 Annual Meeting, the stockholders were asked to (1) elect Lawrence S. Bacow, Zoë Baird, Alan J. Patricof and Martin Turchin to the Company’s Board of Directors, (2) cast an advisory vote on named executive officer compensation, as described in the Company’s proxy statement, (3) cast an advisory vote on the frequency of holding the advisory vote on named executive officer compensation, (4) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and (5) vote on a stockholder proposal concerning the preparation of a sustainability report.

The stockholders elected all four director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers, approved a frequency of every year for the advisory vote on the compensation of the Company’s named executive officers and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The stockholder proposal did not receive the affirmative vote of a majority of shares present in person or represented by proxy at the 2011 Annual Meeting and entitled to vote and, as a result, was not approved.

The Company currently intends to hold an advisory vote on the compensation of its named executive officers every year until the next required advisory vote on the frequency of holding the advisory vote on named executive officer compensation.

The following is a statement of the number of votes cast for or against each matter or director nominee, as applicable, and with respect to the non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation, the number of votes cast for a frequency of every year, every two years and every three years. In addition, the following also sets forth the number of abstentions and broker non-votes with respect to each matter or director nominee, as applicable.

	For	Against	Abstain	Broker Non- Votes
Election of Directors:
Lawrence S. Bacow	125,860,236	1,780,262	14,348	4,330,150
Zoë Baird	120,093,543	7,548,855	12,449	4,330,150
Alan J. Patricof	125,104,867	2,537,055	12,925	4,330,150
Martin Turchin	125,185,331	2,456,661	12,855	4,330,150

	For	Against	Abstain	Broker Non- Votes
Non-binding, advisory vote on named executive officer compensation	122,410,356	4,721,977	522,514	4,330,150

	Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non- Votes
Non-binding, advisory vote on the frequency of holding the advisory vote on named executive officer compensation	113,983,156	151,847	13,477,225	42,619	4,330,150

	For	Against	Abstain	Broker Non- Votes
Ratification of appointment of PWC	130,686,286	1,272,265	26,446	N/A

	For	Against	Abstain	Broker Non- Votes
Stockholder proposal regarding Sustainability Report	32,770,759	65,139,738	29,744,349	4,330,150

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its General Partner

Date: May 19, 2011	By:	/s/ Michael E. LaBelle
Name: Michael E. LaBelle
Title: Senior Vice President, Chief Financial
Officer & Treasurer